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                                    EXHIBIT 3

                             JOINT FILING STATEMENT

        We, the undersigned, hereby express our agreement that the attached
Schedule 13D is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

                                        IMAGE INVESTOR PORTFOLIO,
                                        a separate series of

                                        MEMPHIS ANGELS, LLC,
                                        a Delaware limited liability company

                                            By:  PARADIGM CAPITAL EQUITY
                                                 PARTNERS, LLC,
                                                 its Manager

                                                 By:  PARADIGM HOLDINGS,
                                                      its Managing Member


                                                      By: /s/ Frank A. McGrew IV
                                                          ----------------------
                                                      Name: Frank A. McGrew IV
                                                      Title: Managing Partner


                                        PARADIGM CAPITAL EQUITY
                                        PARTNERS, LLC,
                                        a Delaware limited liability company

                                            By:  PARADIGM HOLDINGS,
                                                 its Managing Member


                                                 By: /s/ Frank A. McGrew IV
                                                     ----------------------
                                                 Name: Frank A. McGrew IV
                                                 Title: Managing Partner


                                        PARADIGM HOLDINGS,
                                        a Delaware general partnership


                                        By: /s/ Frank A. McGrew IV
                                            ----------------------
                                        Name: Frank A. McGrew IV
                                        Title:  Managing Partner


                                        FRANK A. MCGREW IV

                                        /s/ Frank A. McGrew IV
                                        --------------------------